Exhibit 99.1

Paragon 28 Reports Fourth Quarter and Full Year 2023 Financial Results

and Provides 2024 Net Revenue Guidance

ENGLEWOOD, CO., February 29, 2024 – Paragon 28, Inc. (NYSE: FNA) (“Paragon 28” or “Company”), a leading medical device company exclusively focused on the foot and ankle orthopedic market, today reported financial results for the quarter and year ended December 31, 2023 and provided 2024 Net Revenue guidance.

Fourth Quarter and Full Year 2023 Financial Results

•

Consolidated net revenue for the fourth quarter of 2023 was $60.6 million, representing 17.6% and 17.3% reported and constant currency growth, respectively, compared to the fourth quarter of 2022. Consolidated net revenue for the full year 2023 was $216.4 million, representing 19.3% and 19.7% reported and constant currency growth, respectively, compared to the full year 2022.

•

U.S. net revenue for the fourth quarter and full year 2023 was $51.7 million and $183.5 million, respectively, representing 14.1% and 16.1% reported growth, respectively, compared to the prior year periods.

•

International net revenue for the fourth quarter and full year 2023 was $8.9 million and $32.9 million, respectively, representing 43.1% and 41.3% reported growth, respectively, and 40.7% and 44.1% constant currency growth, respectively, compared to the prior year periods.

•

Gross profit margin was 74.5% for the fourth quarter of 2023 compared to 81.5% in the fourth quarter of 2022. Gross profit margin was 79.9% for the full year 2023, compared to 82.1% for the full year 2022. Related to the recent inventory stockpiling, during the fourth quarter of 2023 the Company recorded inventory write-downs totaling $4.0 million which reduced fourth quarter and full year 2023 gross profit margins by 6.6 and 1.8 percentage points, respectively.

•

Research and development expenses and selling, general, and administrative expenses increased by 10.5% to $56.4 million for the fourth quarter of 2023, compared to $51.0 million for the fourth quarter of 2022. The increase was driven by additional investments in new product development and selling and marketing initiatives. Research and development expenses and selling, general, and administrative expenses increased by 14.2% to $210.1 million for the full year 2023, compared to $184.0 million for the fourth quarter of 2022. The increase was driven by further investments in new product development, selling and marketing initiatives, as well as investments in corporate and operations infrastructure.

•

Net loss was $19.6 million for the fourth quarter of 2023, compared to a net loss of $38.8 million for the fourth quarter of 2022. Net loss was $47.8 million for the full year 2023, compared to a net loss of $67.3 million for the full year 2022.

•

Adjusted EBITDA for the fourth quarter of 2023, negatively impacted by the $4.0 million of inventory write downs, was a $4.4 million loss compared to a $1.5 million loss in the fourth quarter of 2022. Adjusted EBITDA for the full year 2023, negatively impacted by the $4.0 million of inventory write downs during the fourth quarter 2023, was a $9.7 million loss compared to a $10.7 million loss for the full year 2022.

“Our team ended the year with solid performances across each foot and ankle segment both in the U.S. and International markets.” said Albert DaCosta, Chairman and Chief Executive Officer. “Turning to 2024, we are incredibly excited to launch several new and high-impact solutions to start the year. Our continued growth is proof of our ability to address unmet needs in the foot and ankle market by committing to innovation and improving patient outcomes.”

2024 Net Revenue Guidance

The Company expects 2024 net revenue to be $249 million to $259 million, representing 15.1% and 19.7% reported growth compared to 2023.

The Company’s 2024 net revenue guidance assumes foreign currency translation rates remain consistent with current foreign currency translation rates.

Webcast and Conference Call Information

Paragon 28 will host a conference call to discuss fourth quarter and full year 2023 financial results on Thursday, February 29, 2024, at 2:30 p.m. Mountain Time / 4:30 p.m. Eastern Time. Investors interested in listening to the conference call may do so by dialing (833-470-1428) for domestic callers or (404-975-4839) for international callers, using conference ID: 593140. Live audio of the webcast will be available on the “Investors” section of the company’s website at: ir.paragon28.com. The webcast will be archived and available for replay for at least 90 days after the event.

About Paragon 28, Inc.

Based in Englewood, Colo., Paragon 28, is a leading medical device company exclusively focused on the foot and ankle orthopedic market and is dedicated to improving patient lives. From the onset, Paragon 28® has provided innovative orthopedic solutions, procedural approaches and instrumentation that cover a wide range of foot and ankle ailments including fracture fixation, forefoot, ankle, progressive collapsing foot deformity (PCFD) or flatfoot, charcot foot and orthobiologics. The company designs products with both the patient and surgeon in mind, with the goal of improving outcomes, reducing ailment recurrence and complication rates, and making the procedures simpler, consistent, and reproducible.

Forward Looking Statements

Except for the historical information contained herein, the matters set forth in this press release are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: Paragon 28’s potential to shape a better future for foot and ankle patients and its estimated net revenue for full year 2024. You are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements are only predictions based on our current expectations, estimates, and assumptions, valid only as of the date they are made, and subject to risks and uncertainties, some of which we are not currently aware. Forward-looking statements should not be read as a guarantee of future performance or results and may not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. These forward-looking statements are based on Paragon 28’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These risks and uncertainties are described more fully in the section titled “Risk Factors” in Paragon 28’s filings with the Securities and Exchange Commission (the “SEC”), including Paragon 28’s annual report on Form 10-K filed with the SEC on February 29, 2024. Paragon 28 does not undertake any obligation to update forward-looking statements and expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein. These forward-looking statements should not be relied upon as representing Paragon 28’s views as of any date subsequent to the date of this press release. Paragon 28’s results for the quarter ended December 31, 2023 are not necessarily indicative of our operating results for any future periods.

Use of Non-GAAP Financial Measures and Their Limitations

In addition to our results and measures of performance determined in accordance with U.S. GAAP presented in this press release, we believe that certain non-GAAP financial measures are useful in evaluating and comparing our financial and operational performance over multiple periods, identifying trends affecting our business, formulating business plans and making strategic decisions.

Adjusted EBITDA is a key performance measure that our management uses to assess our financial performance and is also used for internal planning and forecasting purposes. We define Adjusted EBITDA as earnings (loss) before interest expense, income tax expense (benefit), depreciation and amortization, stock-based compensation expense, employee stock purchase plan expense, non-recurring expenses and certain other non-cash expenses.

We believe that Adjusted EBITDA, together with a reconciliation to net income, helps identify underlying trends in our business and helps investors make comparisons between our company and other companies that may have different capital structures, tax rates, or different forms of employee compensation. Accordingly, we believe that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects, and allowing for greater transparency with respect to a key financial metric used by our management in its financial and operational decision-making. Our use of Adjusted EBITDA has limitations as an analytical tool, and you should not consider these measures in isolation or as a substitute for analysis of our financial results as reported under U.S. GAAP. Some of these potential limitations include:

•

other companies, including companies in our industry which have similar business arrangements, may report Adjusted EBITDA, or similarly titled measures but calculate them differently, which reduces their usefulness as comparative measures;

•

although depreciation and amortization expenses are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditures for such replacements or for new capital expenditure requirements;

•	Adjusted EBITDA also does not reflect changes in, or cash requirements for, our working capital needs or the potentially dilutive impact of stock-based compensation; and

•	Adjusted EBITDA does not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on our debt that we may incur.

Additionally, we report revenue growth on a constant-currency basis in order to facilitate period-to-period comparisons of results without regard to the impact of fluctuating foreign currency exchange rates. The term foreign currency exchange rates refers to the exchange rates used to translate the company’s operating results for all countries where the functional currency is not the U.S. dollar into U.S. dollars. Because we are a global company, foreign currency exchange rates used for translation may have a significant effect on our reported results. References to revenue growth on a constant-currency basis means without the impact of foreign currency exchange rate fluctuations.

The company believes disclosure of constant-currency revenue growth rates is helpful to investors because it facilitates period-to-period comparisons. However, constant-currency revenue growth rates are non-GAAP financial measures and are not meant to be considered as an alternative or substitute for comparable measures prepared in accordance with GAAP. Constant-currency growth has no standardized meaning prescribed by GAAP and should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP. We calculate constant-currency growth rates by translating local currency amounts in the current period at actual foreign exchange rates for the prior period.

Because of these and other limitations, you should consider our non-GAAP measures only as supplemental to other GAAP-based financial measures.

Investor Contact:

Matt Brinckman

Senior Vice President, Strategy and Investor Relations

mbrinckman@paragon28.com

PARAGON 28, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands)

	December 31, 2023	December 31, 2022
ASSETS
Current assets:
Cash	$75,639	$38,468
Trade receivables	37,323	37,687
Inventories, net	98,062	60,948
Income taxes receivable	794	615
Other current assets	3,997	4,658

Total current assets	215,815	142,376
Property and equipment, net	74,122	61,938
Intangible assets, net	21,674	22,387
Goodwill	25,465	25,465
Deferred income taxes	705	148
Other assets	2,918	1,795

Total assets	$340,699	$254,109

LIABILITIES & STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$21,696	$14,939
Accrued expenses	27,781	26,807
Accrued legal settlement	—	22,000
Other current liabilities	883	3,844
Current maturities of long-term debt	640	728
Income taxes payable	243	184

Total current liabilities	51,243	68,502
Long-term liabilities:
Long-term debt net, less current maturities	109,799	42,182
Other long-term liabilities	1,048	1,628
Deferred income taxes	233	342
Income taxes payable	635	527

Total liabilities	162,958	113,181

Stockholders’ equity:
Common stock, $0.01 par value, 300,000,000 shares authorized; 83,738,974 and 78,684,107 shares issued, and 82,825,455 and 77,770,588 shares outstanding as of December 31, 2023 and December 31, 2022, respectively	827	776
Additional paid in capital	298,394	213,956
Accumulated deficit	(115,630)	(67,789)
Accumulated other comprehensive income (loss)	132	(33)
Treasury stock, at cost; 913,519 shares as of December 31, 2023 and December 31, 2022	(5,982)	(5,982)

Total stockholders’ equity	177,741	140,928

Total liabilities & stockholders’ equity	$340,699	$254,109

PARAGON 28, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
Net revenue	$60,561	$51,508	$216,389	$181,383
Cost of goods sold	15,440	9,537	43,598	32,457

Gross profit	45,121	41,971	172,791	148,926

Operating expenses:
Research and development costs	8,102	6,550	30,078	24,650
Selling, general, and administrative	48,249	44,466	180,022	159,323
Legal settlement	—	27,000	—	27,000

Total operating expenses	56,351	78,016	210,100	210,973

Operating loss	(11,230)	(36,045)	(37,309)	(62,047)

Other income (expense):
Other (expense) income	(860)	(1,824)	154	(1,214)
Loss on early extinguishment of debt	(5,308)	—	(5,308)	—
Interest expense, net	(2,038)	(1,264)	(5,165)	(4,129)

Total other expense	(8,206)	(3,088)	(10,319)	(5,343)

Loss before income taxes	(19,436)	(39,133)	(47,628)	(67,390)
Income tax expense (benefit)	123	(370)	213	(64)

Net loss	$(19,559)	$(38,763)	$(47,841)	$(67,326)

PARAGON 28, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Year Ended December 31,
	2023	2022
Cash flows from operating activities
Net loss	$(47,841)	$(67,326)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	15,542	13,728
Allowance for doubtful accounts	614	155
Excess and obsolete inventories	(352)	485
Loss on early extinguishment of debt	1,881	—
Stock-based compensation	12,364	10,365
Change in fair value	(791)	1,280
Other	984	704
Changes in other assets and liabilities, net of acquisitions:
Accounts receivable	(161)	(12,013)
Inventories	(36,595)	(21,512)
Accounts payable	6,742	1,895
Accrued expenses	6,428	2,317
Accrued legal settlement	(22,000)	22,000
Income tax receivable/payable	(50)	391
Other assets and liabilities	(655)	(1,650)

Net cash used in operating activities	(63,890)	(49,181)

Cash flows from investing activities
Purchase of office building	—	(18,300)
Purchases of property and equipment	(26,716)	(22,813)
Proceeds from sale of property and equipment	1,043	897
Purchases of intangible assets	(1,314)	(1,973)
Acquisitions, net of cash received	—	(18,504)

Net cash used in investing activities	(26,987)	(60,693)

Cash flows from financing activities
Proceeds from draw on term loan	—	20,000
Proceeds from issuance of long-term debt	100,000	16,000
Payments on long-term debt	(30,727)	(570)
Payments of debt issuance costs	(4,423)	(732)
Proceeds from issuance of common stock, net of issuance costs	68,453	—
Proceeds from exercise of stock options	2,406	5,271
Proceeds from employee stock purchase plan	944	518
Payments on earnout liability	(8,000)	(1,000)

Net cash provided by financing activities	128,653	39,487

Effect of exchange rate changes on cash	(605)	(497)

Net increase (decrease) in cash	37,171	(70,884)
Cash at beginning of period	38,468	109,352

Cash at end of period	$75,639	$38,468

PARAGON 28, INC. AND SUBSIDIARIES

RECONCILIATION OF NET LOSS TO NON-GAAP ADJUSTED EBITDA

(in thousands, unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
	(in thousands)
Net loss	$(19,559)	$(38,763)	$(47,841)	$(67,326)
Interest expense, net	2,038	1,264	5,165	4,129
Income tax expense (benefit)	123	(370)	213	(64)
Depreciation and amortization expense	4,940	4,104	15,542	13,728
Stock based compensation expense	2,070	3,313	12,364	10,365
Employee stock purchase plan expense	54	113	322	213
Loss on early extinguishment of debt (1)	5,308	—	5,308	—
Change in fair value (2)	603	1,855	(791)	1,280
Legal Settlement (3)	—	27,000	—	27,000

Adjusted EBITDA	$(4,423)	$(1,484)	$(9,718)	$(10,675)

(1)	Represents non-recurring expenses related to the write-off of unamortized debt issuance costs and fees incurred to exit the MidCap Credit Agreements early
(2)	Represents a non-cash change in the fair value of earnout liabilities for all periods presented and interest rate swap contract for the three months and year ended December 31, 2023
(3)	Represents non-recurring expenses in connection with the Wright Medical litigation settlement

PARAGON 28, INC. AND SUBSIDIARIES

Constant-Currency Revenue Growth

(in thousands, unaudited)

	Three Months Ended			Year Ended
	December 31,		Change	December 31,		Change
	2023	2022	%	2023	2022	%
Total Consolidated Revenues
As Reported	$60,561	$51,508	17.6%	$216,389	$181,383	19.3%
Impact of foreign currency exchange rates	(151)	—	*	652	—	*

Constant-currency net revenues	$60,410	$51,508	17.3%	$217,041	$181,383	19.7%

Total International Revenues
As Reported	$8,849	$6,184	43.1%	$32,884	$23,278	41.3%
Impact of foreign currency exchange rates	(151)	—	*	652	—	*

Constant-currency net revenues	$8,698	$6,184	40.7%	$33,536	$23,278	44.1%

*	Not Meaningful